UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2011

GP STRATEGIES CORPORATION

(Exact name of registrant as specified in its charter)

1-7234

(Commission File Number)

Delaware	13-1926739
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6095 Marshalee Drive, Suite 300

Elkridge, MD  21075

(Address of principal executive offices, with zip code)

(410) 379-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 14, 2011, the Board of Directors of GP Strategies Corporation, a Delaware corporation (“the Company”), approved certain amendments to the Company’s Amended and Restated By-Laws.

The following material amendments have been made:

•                  Article II, Section 7 of the By-Laws has been amended to state that a special meeting of stockholders may be called by the Board of Directors or the Chairman of the Board or, upon the request in writing of stockholders owning capital stock of the Company issued and outstanding and representing 50% of the combined voting power of all issued and outstanding classes of capital stock, the Secretary. Previously, the Board of Directors and the Chairman of the Board did not have the power to call special meetings of stockholders.  The amendment removed from the President the power to call special meetings of stockholders.

•                  Article II, Section 10 of the By-Laws has been amended to change the vote required to approve a matter at a duly called meeting of stockholders from a majority of the shares present at the meeting, unless the Delaware General Corporation Law, the certificate of incorporation or by-laws expressly require a different vote, to a majority of the votes cast, unless the certificate of incorporation, by-laws, applicable law or, in the determination of the Board, rules or regulations of any stock exchange or other regulations applicable to the Company require a different vote.

•                  Article III, Section 2(a) of the By-Laws has been amended to provide for the position of Chairman of the Board.

•                  Article V of the By-Laws has been amended to accurately describe the current titles and roles of the officers of the Company.

•                  Article VI, Section 1 and Section 3 of the By-Laws have been amended to add the Chief Executive Officer to the officers permitted to sign stock certificates.

•                  Article VI, Section 5 has been deleted to remove a reference to a stockholder rights plan that expired in 2007.

The foregoing description of the amendments is qualified in its entirety by reference to the Amended and Restated By-Laws which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                             Financial Statements & Exhibits

(d)                                                         Exhibits

3.1                                                         GP Strategies Corporation Amended and Restated By-Laws, including all amendments through October 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: October 20, 2011	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Senior Vice President, Secretary & General Counsel